Reserves	12 Months Ended
Dec. 31, 2021
Disclosure Of Reserves Within Equity [Abstract]
Reserves

21. Reserves

(a) Share-based compensation reserves

The share-based compensation reserves represent the fair value of unexercised options granted to employees recognized in accordance with the accounting policy adopted for equity-settled share-based payments described in Note 2.17 to the financial statements.

(b) Other reserves

Other reserves mainly represent the reserve transferred from share-based compensation reserve upon exercise of share options and foreign currency translation reserve described in Note 2.5(c).

(c) Statutory reserves

In accordance with the PRC regulations and the articles of association of the PRC companies now included in the Group, before annual profit distribution, companies registered in the PRC are required to set aside 10% of their net profit for the year after offsetting any prior year losses as determined under relevant PRC accounting standards to the statutory surplus reserve fund. When the balance of such reserve reaches 50% of the entity’s registered capital, any further appropriation is optional. No profit appropriation to the reserve fund was made for those Group entities for the reporting periods as they were in accumulated loss positions.

Under PRC laws and regulations, there are restrictions on the Company’s PRC subsidiaries with respect to transferring certain of their net assets to the Company either in the form of dividends, loans, or advances. Restricted net assets including paid-in capital and statutory reserve funds of the Company’s PRC subsidiaries was RMB 137.7 million as of December 31, 2020 and RMB 288.9 million as of December 31, 2021.